Taxation (Deferred Tax Assets and Liabilities, Significant Components of Deferred Tax Assets and Liabilities) (Details) - USD ($) $ in Thousands	Dec. 31, 2024	Dec. 31, 2023	Dec. 31, 2022	Dec. 31, 2021
Deferred tax assets:
Net operating loss from operations	$ 395,642	$ 367,024
Accrued bonus and commissions	2,973	3,475
Intangible assets impairment	158	237
Others	8,190	9,472
Total deferred tax assets	406,963	380,208
Less: Valuation allowance	(400,000)	(371,532)	$ (320,589)	$ (289,097)
Net deferred tax assets	6,963	8,676
Deferred tax liabilities
Withholding tax for dividend	(265,863)	(253,482)
Others	(7,834)	(8,033)
Total deferred tax liabilities	$ (273,697)	$ (261,515)